UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-8246

Exact name of registrant as specified in charter:	Delaware Investments Global Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Global Dividend and Income Fund, Inc.

August 31, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock– 80.44%❖
Consumer Discretionary – 11.12%
@†=PAvado Brands	272	$ 0
Bayerische Motoren Werke	9,633	588,661
Don Quijote	29,600	610,968
Esprit Holdings	40,183	584,890
Gap	40,400	757,905
Honda Motor	10,100	333,206
Kesa Electricals	91,484	569,951
Koninklijke Philips Electronics	13,726	542,708
Lagardere SCA	5,572	454,794
Limited Brands	27,200	629,953
Mattel	25,900	560,217
Nissan Motor	47,900	460,839
Publicis Groupe	11,723	506,613
Round One	174	408,740
Starwood Hotels & Resorts Worldwide	4,200	256,704
†Time Warner Cable Class A	1,963	72,042
WPP Group	33,726	480,408
		7,818,599
Consumer Staples – 5.25%
B&G Foods Class A	11,400	145,806
Coca-Cola Amatil	72,959	567,804
Greggs	2,535	271,193
Heinz (H.J.)	15,400	694,387
*Kimberly-Clark	10,000	686,900
Metro	7,808	673,361
Safeway	20,600	653,638
		3,693,089
Diversified REITs – 0.96%
Hang Lung Group	34,000	162,421
iStar Financial	9,000	329,400
Washington Real Estate Investment Trust	5,500	180,125
		671,946
Energy – 4.22%
BP	67,657	761,168
Chevron	8,300	728,408
ConocoPhillips	8,700	712,443
†Petroleum Geo-Services ADR	967	22,754
Total	9,902	742,670
		2,967,443
Financials – 14.33%
Allstate	13,100	717,225
AXA	11,994	479,408
Chubb	12,800	654,464
Dexia	17,094	470,668
†Discover Financial Services	29,500	682,630
Hartford Financial Services Group	7,300	649,043
HBOS	22,721	402,900
Highland Distressed Opportunities	10,000	124,800
Huntington Bancshares	36,400	626,444
ING Groep	14,921	600,584
Kookmin Bank ADR	5,600	456,120
Mitsubishi UFJ Financial Group	40	383,453
Morgan Stanley	11,200	698,544
Nordea Bank FDR	42,547	646,901
Royal Bank of Scotland Group	45,659	530,552
Standard Chartered	16,021	494,214
Wachovia	15,000	734,699
Washington Mutual	19,600	719,711
		10,072.360

Health Care – 10.35%
Abbott Laboratories	13,600	705,976
AstraZeneca	10,737	529,292
Baxter International	13,000	711,880
Bristol-Myers Squibb	26,200	763,730
Merck	13,600	682,312
Novartis	9,200	485,172
Novo-Nordisk Class B	4,735	526,515
Ono Pharmaceutical	8,500	438,984
Pfizer	27,000	670,680
Sanofi-Aventis	7,116	582,883
Terumo	11,500	540,288
Wyeth	13,700	634,310
		7,272,022
Health Care REITs – 1.36%
Health Care Property Investors	7,600	231,192
Health Care REIT	2,700	107,730
*Medical Properties Trust	9,400	126,618
Nationwide Health Properties	7,300	202,575
Ventas	7,500	285,600
		953,715
Hotel REITs – 0.79%
Ashford Hospitality Trust	9,300	101,463
Hersha Hospitality Trust	26,100	285,273
Host Hotels & Resorts	7,500	167,175
		553,911
Industrial REITs – 1.36%
AMB Property	6,000	329,880
First Potomac Realty Trust	5,800	122,902
ProLogis	8,400	505,344
		958,126
Industrials – 7.15%
Asahi Glass	41,000	513,783
†British Airways	58,671	501,856
Compagnie de Saint-Gobain	5,070	551,622
Donnelley (R.R.) & Sons	17,500	626,850
†Foster Wheeler	1	36
Genesis Lease ADR	15,400	362,054
†Grupo Aeroportuario del Centro Norte ADR	2,700	71,685
Macquarie Infrastructure	7,100	287,195
†Northwest Airlines	1	8
*Techtronic Industries	379,000	427,719
†Teekay Petrojarl ADR	691	8,545
Tomkins	94,625	455,017
Travis Perkins	12,194	439,344
Waste Management	20,700	779,770
		5,025,484
Information Technology – 8.84%
Canon	8,800	503,117
†CGI Group Class A	72,340	801,532
*Fujitsu	58,000	396,217
Hewlett-Packard	17,700	873,495
Intel	34,800	896,101
*International Business Machines	6,400	746,816
Motorola	37,100	628,845
Nokia	19,196	632,109
†Xerox	43,000	736,590
		6,214,822
Mall REITs – 1.73%
General Growth Properties	7,600	377,796
Macerich	3,900	316,758
Simon Property Group	5,500	522,060
		1,216,614
Manufactured Housing REITs – 0.25%
Equity Lifestyle Properties	2,500	121,750
Sun Communities	1,900	54,169
		175,919

Materials – 2.28%
†Cemex SAB	123,335	399,528
duPont (E.I.) deNemours	13,800	672,750
Lafarge	3,429	532,524
		1,604,802
Media – 0.09%
†Adelphia	90,000	28,350
†Adelphia Recovery Trust Series ACC-1	88,328	6,183
†Adelphia Recovery Trust Series Arahova	54,368	25,009
†Century Communications	125,000	100
		59,642
Mortgage REITs – 0.15%
Gramercy Capital	4,100	103,115
		103,115
Multifamily REITs – 0.95%
American Campus Communities	4,000	113,360
Apartment Investment & Management	2,200	98,340
Camden Property Trust	2,000	122,980
Equity Residential	8,300	333,992
		668,672
Office REITs – 2.35%
Alexandria Real Estate Equities	2,400	223,992
Brandywine Realty Trust	10,063	259,424
Duke Realty	8,600	290,594
Highwoods Properties	4,500	160,605
Liberty Property Trust	4,600	179,676
Mack-Cali Realty	2,700	112,752
Parkway Properties	3,700	171,236
PS Business Parks	2,500	141,250
SL Green Realty	1,000	111,510
		1,651,039
Self-Storage REITs – 0.40%
Public Storage	3,700	280,386
		280,386
Shopping Center REITs – 0.42%
Cedar Shopping Centers	10,900	144,316
Equity One	3,500	91,560
Ramco-Gershenson Properties	1,800	58,050
		293,926
Specialty Retail – 0.33%
Entertainment Properties Trust	4,900	234,416
		234,416
Telecommunications – 4.77%
AT&T	18,800	749,556
*NTT DoCoMo	297	454,003
Telefonos de Mexico ADR	13,600	480,624
Telstra	70,258	251,256
=Telstra – Installment Receipt	67,520	160,239
Verizon Communications	17,800	745,464
Vodafone Group	159,771	514,764
		3,355,906
Utilities – 0.99%
†Mirant	53	2,065
Progress Energy	15,100	692,788
†Usgen	50,000	0
		694,853
Total Common Stock (cost $46,125,792)		56,540,807

Convertible Preferred Stock– 2.89%
Automobiles & Automotive Parts – 0.04%
General Motors 5.25% exercise price $64.90, expiration date 3/6/32	1,450	27,666
		27,666
Banking, Finance & Insurance – 1.25%
Aspen Insurance 5.625% exercise price $29.28, expiration date 12/31/49	3,400	178,499
•Citigroup Funding 4.943% 9/27/08 exercise price $29.50, expiration date 9/27/08	7,000	195,930
E Trade Group 6.125% exercise price $21.82, expiration date 11/18/08	3,500	73,938
Lehman Brothers Holdings 6.25% exercise price $54.24, expiration date 10/15/07	9,250	242,812
Sovereign Capital Trust IV 4.375% exercise price $ 29.16, expiration date 3/1/34	2,500	108,438
XL Capital 7.00% exercise price $80.60, expiration date 2/15/09	3,000	80,550
		880,167

Basic Materials – 0.58%
Freeport-McMoRan Copper & Gold 6.75% exercise price $73.50, expiration date 5/1/10		1,800	238,716
Huntsman 5.00% exercise price $27.90, expiration date 2/16/08		3,500	171,938
			410,654
Cable, Media & Publishing – 0.20%
#Interpublic Group 5.25% 144A exercise price $13.66, expiration date 12/31/49		140	143,378
			143,378
Energy – 0.28%
Chesapeake Energy 4.50% exercise price $44.17, expiration date 12/31/49		1,275	120,806
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28		1,950	75,075
			195,881
Telecommunications – 0.10%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		70	68,600
			68,600
Utilities – 0.44%
*Entergy 7.625% exercise price $87.46, expiration date 2/17/09		2,500	159,375
NRG Energy 5.75% exercise price $30.23, expiration date 3/16/09		440	148,500
			307,875
Total Convertible Preferred Stock (cost $1,935,558)			2,034,221

Preferred Stock– 1.83%
Leisure, Lodging & Entertainment – 0.38%
Red Lion Hotels Capital Trust 9.50%		10,226	263,831
			263,831
Real Estate – 1.45%
Equity Inns Series B 8.75%		10,000	200,000
Ramco-Gershenson Properties 9.50%		11,500	289,340
SL Green Realty 7.625%		22,000	530,640
			1,019,980
Total Preferred Stock (cost $1,343,150)			1,283,811

		Principal
		Amount°
Agency Obligations– 0.25%
^Fannie Mae 8.12% 10/29/07	NZD	250,000	173,173
Total Agency Obligations (cost $174,366)			173,173

Commercial Mortgage-Backed Securities– 0.11%
#First Union National Bank Commercial Mortgage Series 2001-C2 L 144A 6.46% 1/12/43	USD	85,000	80,997
Total Commercial Mortgage-Backed Securities (cost $86,272)			80,997

Convertible Bonds– 6.80%
Aerospace & Defense – 0.51%
#AAR 144A 1.75% 2/1/26 exercise price $29.43, expiration date 2/1/26		90,000	110,025
EDO 4.00% 11/15/25 exercise price $34.19, expiration date 11/15/25		90,000	124,538
#L-3 Communications 144A 3.00% 8/1/35 exercise price $101.70, expiration date 8/1/35		110,000	125,812
			360,375
Banking, Finance & Insurance – 0.14%
•#US Bancorp 144A 3.61% 9/20/36 exercise price $38.28, expiration date 12/20/36		100,000	100,500
			100,500
Cable, Media & Publishing – 0.21%
#Playboy Enterprises 144A 3.00% 3/15/25 exercise price $17.02, expiration date 3/15/25		160,000	149,000
			149,000
Computers & Technology – 1.96%
Advanced Micro Devices
6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15		90,000	77,625
#144A 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15		165,000	142,313
Fairchild Semiconductor 5.00% 11/1/08 exercise price $30.00, expiration date 11/1/08		140,000	138,600
Flextronics International 1.00% 8/1/10 exercise price $15.53, expiration date 8/1/10		150,000	143,250
Hutchinson Technology 3.25% 1/15/26 exercise price $36.43, expiration date 1/15/26		120,000	107,100
#Informatica 144A 3.00% 3/15/26 exercise price $20.00, expiration date 3/15/26		175,000	171,280
#Intel 144A 2.95% 12/15/35 exercise price $31.53, expiration date 12/15/35		105,000	107,888
ON Semiconductor 2.625% 12/15/26 exercise price $10.50, expiration date 12/15/26		200,000	261,999
*SanDisk 1.00% 5/15/13 exercise price $82.36, expiration date 5/15/13		100,000	94,750
#Sybase 144A 1.75% 2/22/25 exercise price $25.22, expiration date 2/22/25		125,000	134,844
			1,379,649
Energy – 0.90%
Halliburton 3.125% 7/15/23 exercise price $18.79, expiration date 7/15/23		100,000	186,000
Peabody Energy 4.75% 12/15/41 exercise price $61.95, expiration date 12/15/41		105,000	103,950
Pride International 3.25% 5/1/33 exercise price $25.70, expiration date 5/1/33		80,000	113,100
Schlumberger 2.125% 6/1/23 exercise price $40.00, expiration date 6/1/23		95,000	230,138
			633,188

Healthcare & Pharmaceuticals – 1.37%
#Allergan 144A 1.50% 4/1/26 exercise price $63.33, expiration date 4/1/26		150,000	167,063
Amgen
0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13		85,000	73,206
#144A 0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13		60,000	51,675
•Bristol-Myers Squibb 4.86% 9/15/23 exercise price $41.28, expiration date 9/15/23		100,000	100,880
CV Therapeutics 3.25% 8/16/13 exercise price $27.00, expiration date 8/16/13		45,000	37,238
Gilead Sciences 0.625% 5/1/13 exercise price $38.10, expiration date 5/1/13		50,000	55,625
LifePoint Hospitals 3.50% 5/15/14 exercise price $51.79, expiration date 5/15/14		40,000	34,150
#Nektar Therapeutics 144A 3.25% 9/28/12 exercise price $21.52, expiration date 9/28/12		125,000	104,531
Teva Pharmaceutical Finance 0.25% 2/1/26 exercise price $47.16, expiration date 2/1/26		120,000	122,550
•Wyeth 4.886% 1/15/24 exercise price $60.39, expiration date 1/15/24		200,000	213,619
			960,537
Leisure, Lodging & Entertainment – 0.19%
#International Game Technology 144A 2.60% 12/15/36 exercise price $61.78, expiration date 12/15/36		135,000	130,781
			130,781
Real Estate – 0.23%
#General Growth Properties 144A 3.98% 4/15/27 exercise price $88.72, expiration date 4/15/27		85,000	74,906
MeriStar Hospitality 9.50% 4/1/10 exercise price $10.18, expiration date 4/1/10		85,000	87,253
			162,159
Retail – 0.33%
Pantry 3.00% 11/15/12 exercise price $50.10, expiration date 11/15/12		65,000	61,263
#Saks 144A 2.00% 3/15/24 exercise price $11.97, expiration date 3/15/24		55,000	78,581
#United Auto Group 144A 3.50% 4/1/26 exercise price $23.69, expiration date 4/1/26		90,000	92,362
			232,206
Telecommunications – 0.44%
Level 3 Communications 3.50% 6/15/12 exercise price $5.46, expiration date 6/15/12		110,000	127,463
#Nortel Networks 144A
1.75% 4/15/12 exercise price $32.00, expiration date 4/15/12		40,000	33,500
2.125% 4/15/14 exercise price $32.00, expiration date 4/15/14		40,000	32,550
Qwest Communications International 3.50% 11/15/25 exercise price $5.90, expiration date 11/15/25		70,000	113,925
			307,438
Transportation – 0.31%
#ExpressJet 144A 4.25% 8/1/23 exercise price $18.20, expiration date 8/1/23		50,000	48,438
JetBlue Airways
3.50% 7/15/33 exercise price $28.33, expiration date 7/15/33		100,000	96,375
3.75% 3/15/35 exercise price $17.10, expiration date 3/15/35		80,000	72,800
			217,613
Utilities – 0.21%
#CenterPoint Energy 144A 3.75% 5/15/23 exercise price $11.18, expiration date 5/15/23		100,000	146,625
			146,625
Total Convertible Bonds (cost $4,586,731)			4,780,071

Corporate Bonds– 19.00%
Banking – 1.22%
•Capital One FSB 5.46% 3/13/09		165,000	163,506
Depfa Bank 20.00% 11/19/07	TRY	220,000	168,840
•Resona Bank 4.125% 9/29/49	EUR	100,000	126,876
WM Covered Bond Program 3.875% 9/27/11	EUR	300,000	396,283
			855,505
Basic Industry – 1.62%
AK Steel 7.75% 6/15/12	USD	25,000	25,000
Bowater
*6.50% 6/15/13		25,000	19,500
9.00% 8/1/09		15,000	14,400
9.50% 10/15/12		75,000	66,375
Freeport McMoRan Copper & Gold 8.25% 4/1/15		75,000	79,688
Georgia-Pacific 8.875% 5/15/31		125,000	122,500
Hexion US Finance 9.75% 11/15/14		60,000	65,100
Lyondell Chemical
8.00% 9/15/14		50,000	54,625
8.25% 9/15/16		20,000	22,500
#MacDermid 144A 9.50% 4/15/17		65,000	60,775
Norske Skog Canada 8.625% 6/15/11		140,000	123,900
Port Townsend Paper
‡0.00% 8/15/12		48,000	48,000
#144A 11.00% 4/15/11		100,000	40,500
Potlatch 13.00% 12/1/09		85,000	96,181
#Sappi Papier Holding 144A 6.75% 6/15/12		150,000	146,794

‡Solutia 6.72% 10/15/37		60,000	47,100
#Steel Dynamics 144A 6.75% 4/1/15		25,000	24,188
Tube City IMS 9.75% 2/1/15		60,000	59,100
Witco 6.875% 2/1/26		25,000	18,625
			1,134,851
Brokerage – 0.71%
•Bear Stearns 5.63% 7/16/09		139,000	136,587
E Trade Financial 8.00% 6/15/11		50,000	48,000
LaBranche
9.50% 5/15/09		90,000	87,750
11.00% 5/15/12		100,000	99,500
•Lehman Brothers Capital Funding II 3.875% 2/28/49	EUR	100,000	125,065
			496,902
Capital Goods – 0.78%
Berry Plastics Holding 8.875% 9/15/14	USD	75,000	75,188
CPG International I 10.50% 7/1/13		50,000	49,250
*Graham Packaging 9.875% 10/15/14		30,000	29,550
Greenbrier 8.375% 5/15/15		10,000	9,850
*#Hawker Beechcraft Acquisition 144A 9.75% 4/1/17		35,000	34,738
Interface 10.375% 2/1/10		110,000	114,399
Intertape Polymer 8.50% 8/1/14		45,000	41,175
#Momentive Performance Materials 144A 9.75% 12/1/14		70,000	67,025
#Mueller Water Products 144A 7.375% 6/1/17		5,000	4,775
Smurfit-Stone Container Enterprises 8.00% 3/15/17		35,000	33,556
Trimas 9.875% 6/15/12		88,000	89,100
			548,606
Consumer Cyclical – 1.89%
Carrols 9.00% 1/15/13		90,000	85,050
Ford Motor Credit
5.75% 1/12/09	EUR	172,000	224,243
7.375% 10/28/09	USD	75,000	71,004
7.80% 6/1/12		40,000	36,887
General Motors
6.375% 5/1/08		85,000	83,406
8.375% 7/15/33		80,000	64,600
GMAC
4.75% 9/14/09	EUR	130,000	158,516
5.375% 6/6/11	EUR	110,000	126,589
#KAR Holdings 144A 10.00% 5/1/15	USD	105,000	94,500
Lear 8.75% 12/1/16		120,000	111,600
Neiman Marcus PIK 9.00% 10/15/15		55,000	58,300
NPC International 9.50% 5/1/14		75,000	69,750
#*Outback Steakhouse 144A 10.00% 6/15/15		20,000	17,350
#TRW Automotive 144A
7.00% 3/15/14		5,000	4,675
7.25% 3/15/17		30,000	27,450
#USI Holdings 144A 9.75% 5/15/15		35,000	32,200
#Vitro 144A 9.125% 2/1/17		65,000	62,888
			1,329,008
Consumer Non-Cyclical – 1.20%
#Ambev International Finance 144A 9.50% 7/24/17	BRL	250,000	117,227
*Chiquita Brands 8.875% 12/1/15	USD	50,000	43,250
*Constellation Brands 8.125% 1/15/12		40,000	40,300
DEL Laboratories 8.00% 2/1/12		60,000	54,600
National Beef Packing 10.50% 8/1/11		100,000	103,500
Pilgrim's Pride
8.375% 5/1/17		155,000	156,163
9.625% 9/15/11		90,000	93,000
*#Pinnacle Foods Finance 144A 10.625% 4/1/17		55,000	50,325
Procter & Gamble 2.00% 6/21/10	JPY	17,000,000	150,111
Smithfield Foods 7.75% 7/1/17	USD	10,000	10,100
True Temper Sports 8.375% 9/15/11		30,000	23,550
			842,126
Energy – 1.45%
Chesapeake Energy 6.625% 1/15/16		20,000	19,450
Compton Petroleum Finance 7.625% 12/1/13		100,000	95,499
El Paso 7.00% 6/15/17		65,000	65,120
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11		45,000	46,329
#Energy Partners 144A 9.75% 4/15/14		25,000	23,375

Geophysique-Veritas
7.50% 5/15/15		10,000	10,100
7.75% 5/15/17		35,000	35,525
#Hilcorp Energy I 144A
7.75% 11/1/15		95,000	91,437
9.00% 6/1/16		75,000	76,313
Inergy Finance
6.875% 12/15/14		50,000	48,000
8.25% 3/1/16		20,000	20,350
Mariner Energy 8.00% 5/15/17		50,000	47,625
Massey Energy 6.625% 11/15/10		15,000	14,813
#OPTI Canada 144A
7.875% 12/15/14		25,000	25,188
8.25% 12/15/14		10,000	10,175
PetroHawk Energy 9.125% 7/15/13		65,000	68,088
Plains Exploration & Production 7.00% 3/15/17		40,000	36,600
#Regency Energy Partners 144A 8.375% 12/15/13		42,000	43,470
•Secunda International 13.36% 9/1/12		55,000	56,100
#Seitel 144A 9.75% 2/15/14		60,000	55,650
#Stallion Oilfield Services 144A 9.75% 2/1/15		30,000	29,025
#VeraSun Energy 144A 9.375% 6/1/17		60,000	55,950
Whiting Petroleum 7.25% 5/1/13		50,000	47,875
			1,022,057
Finance & Investments – 1.99%
#Algoma Acquisition 144A 9.875% 6/15/15		25,000	23,500
•Fortis Capital 6.25% 6/29/49	EUR	200,000	278,037
GE Capital UK Funding 4.625% 1/18/16	GBP	114,000	206,769
General Electric Capital
•5.02% 2/2/11	NOK	1,000,000	169,956
5.125% 1/28/14	SEK	1,000,000	145,342
•HSBC Financial 4.889% 4/24/10	CAD	101,000	95,607
#HUB International Holdings 144A 10.25% 6/15/15	USD	25,000	22,875
Red Arrow International Leasing 8.375% 3/31/12	RUB	1,878,817	75,418
Residential Capital 7.375% 5/17/13	GBP	75,000	109,631
SLM 5.40% 10/25/11	USD	145,000	133,198
•Standard Chartered Capital Trust I 8.16% 3/29/49	EUR	95,000	138,164
			1,398,497
Media – 1.47%
CCH I Holdings 13.50% 1/15/14	USD	155,000	147,250
Charter Communication Holdings 13.50% 1/15/11		175,000	176,749
Dex Media West 9.875% 8/15/13		65,000	68,900
Idearc 8.00% 11/15/16		60,000	59,550
Insight Midwest 9.75% 10/1/09		115,000	115,288
Intelsat 7.625% 4/15/12		35,000	29,313
#LBI Media 144A 8.50% 8/1/17		35,000	34,519
Mediacom Capital 9.50% 1/15/13		150,000	150,749
#Quebecor World 144A 9.75% 1/15/15		60,000	56,700
RH Donnelley 8.875% 1/15/16		35,000	36,050
*#Univision Communications PIK 144A 9.75% 3/15/15		85,000	81,388
Vertis 10.875% 6/15/09		25,000	22,125
WMG Acquisition 7.375% 4/15/14		65,000	57,525
			1,036,106
Real Estate – 0.21%
American Real Estate Partners 8.125% 6/1/12		25,000	24,563
BF Saul REIT 7.50% 3/1/14		110,000	102,849
Rouse 7.20% 9/15/12		20,000	20,159
			147,571
Services Cyclical – 2.27%
Aramark Services 8.50% 2/1/15		90,000	90,113
#Bristow Group 144A 7.50% 9/15/17		50,000	50,000
#Cardtronics 144A 9.25% 8/15/13		25,000	23,875
Corrections Corporation of America 7.50% 5/1/11		25,000	25,250
FTI Consulting 7.625% 6/15/13		125,000	125,312
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		100,000	102,000
Gaylord Entertainment 8.00% 11/15/13		65,000	64,350
Global Cash Access 8.75% 3/15/12		25,000	25,500
Harrah's Operating 6.50% 6/1/16		40,000	31,549
Hertz 8.875% 1/1/14		60,000	62,400
Kansas City Southern de Mexico 9.375% 5/1/12		100,000	104,000
Kansas City Southern Railway 9.50% 10/1/08		50,000	51,063
Majestic Star Casino 9.50% 10/15/10		100,000	98,500

Mandalay Resort Group
9.375% 2/15/10		25,000	26,250
9.50% 8/1/08		50,000	51,375
MGM Mirage 7.50% 6/1/16		25,000	24,813
#Mobile Services Group 144A 9.75% 8/1/14		60,000	60,750
Northwest Airlines 10.00% 2/1/09		15,000	1,575
#Penhall International 144A 12.00% 8/1/14		50,000	52,250
#Pokagon Gaming Authority 144A 10.375% 6/15/14		110,000	118,250
#Rental Services 144A 9.50% 12/1/14		100,000	98,375
Seabulk International 9.50% 8/15/13		50,000	53,563
Station Casinos 6.625% 3/15/18		70,000	56,700
¶Town Sports International 11.00% 2/1/14		40,000	36,800
Wheeling Island Gaming 10.125% 12/15/09		125,000	124,374
Williams Scotsman 8.50% 10/1/15		10,000	10,850
#Wimar Opco 144A 9.625% 12/15/14		35,000	26,075
			1,595,912
Services Non-Cyclical – 1.28%
Allied Waste North America
7.375% 4/15/14		30,000	29,400
7.875% 4/15/13		45,000	45,900
9.25% 9/1/12		25,000	26,125
Casella Waste Systems 9.75% 2/1/13		150,000	151,125
#Community Health Systems 144A 8.875% 7/15/15		30,000	30,113
CRC Health 10.75% 2/1/16		120,000	127,200
Geo Subordinate 11.00% 5/15/12		70,000	68,425
HCA
6.50% 2/15/16		55,000	45,100
#144A PIK 9.625% 11/15/16		20,000	20,725
HealthSouth 10.75% 6/15/16		90,000	93,150
#Universal Hospital Services PIK 144A 8.50% 6/1/15		45,000	42,975
US Oncology
9.00% 8/15/12		10,000	10,050
10.75% 8/15/14		50,000	50,500
#US Oncology Holdings PIK 144A 9.797% 3/15/12		90,000	83,700
¶Vanguard Health Holding 11.25% 10/1/15		105,000	76,650
			901,138
Technology & Electronics – 0.64%
Freescale Semiconductor 8.875% 12/15/14		80,000	74,200
International Business Machines 4.00% 11/11/11	EUR	200,000	266,247
*MagnaChip Semiconductor 8.00% 12/15/14	USD	65,000	40,300
Solectron Global Finance 8.00% 3/15/16		55,000	58,713
Sungard Data Systems 10.25% 8/15/15		10,000	10,350
			449,810
Telecommunications – 1.50%
American Tower 7.125% 10/15/12		80,000	80,400
#Broadview Networks Holdings 144A 11.375% 9/1/12		45,000	46,350
•Centennial Communications 11.11% 1/1/13		65,000	66,950
Cricket Communications 9.375% 11/1/14		60,000	59,100
#Digicel Group 144A 8.875% 1/15/15		100,000	91,630
•#Hellas Telecommunications II 144A 11.11% 1/15/15		100,000	98,500
Hughes Network Systems 9.50% 4/15/14		130,000	129,350
¶Inmarsat Finance 10.375% 11/15/12		80,000	76,200
#MetroPCS Wireless 144A 9.25% 11/1/14		85,000	84,150
#PAETEC Holding 144A 9.50% 7/15/15		30,000	28,800
Qwest
7.50% 10/1/14		55,000	56,650
•8.61% 6/15/13		75,000	79,500
Rural Cellular
9.875% 2/1/10		75,000	78,000
•11.106% 11/1/12		25,000	25,875
Time Warner Telecom Holdings 9.25% 2/15/14		40,000	41,600
Triton PCS 8.50% 6/1/13		10,000	10,113
			1,053,168
Utilities – 0.77%
#Calpine 144A 8.496% 7/15/09		68,425	71,162
Elwood Energy 8.159% 7/5/26		96,858	99,039
Midwest Generation 8.30% 7/2/09		68,765	69,968
Mirant Americas 8.30% 5/1/11		100,000	99,250
Mirant North America 7.375% 12/31/13		125,000	125,000

Orion Power Holdings 12.00% 5/1/10		70,000	76,650
			541,069
Total Corporate Bonds (cost $13,749,419)			13,352,326

Foreign Agencies– 3.26%
Austria – 0.30%
Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	24,000,000	211,443
			211,443
Germany – 2.96%
KFW
1.75% 3/23/10	JPY	14,000,000	123,192
3.50% 7/4/21	EUR	228,000	276,578
4.125% 7/4/17	EUR	523,000	694,502
4.95% 10/14/14	CAD	85,000	81,442
8.25% 9/20/07	ISK	50,000,000	782,012
Rentenbank 1.375% 4/25/13	JPY	14,000,000	121,096
			2,078,822
Total Foreign Agencies (cost $2,214,722)			2,290,265

Regional Agency– 0.27%
Australia – 0.27%
New South Wales Treasury 6.00% 5/1/12	AUD	242,000	192,797
Total Regional Agency (cost $186,212)			192,797

Regional Authority– 0.15%
Canada – 0.15%
Saskatchewan Province 4.75% 6/1/40	CAD	119,000	108,915
Total Regional Authority (cost $107,210)			108,915

«Senior Secured Loans – 0.34%
Community Health System
7.61% 7/25/14	USD	46,906	45,227
7.61% 8/25/14		3,094	2,983
Ford Motor Tranche B 8.36% 12/15/13		39,625	37,285
Talecris Biotherapeutics 2nd Lien 11.86% 12/6/14		55,000	55,103
Telesat Canada 9.00% 2/14/08		100,000	95,999
Total Senior Secured Loans (cost $245,125)			236,597

Sovereign Agency– 0.22%
Norway – 0.22%
Kommunalbanken 4.25% 10/24/11	NOK	940,000	156,525
Total Sovereign Agency (cost $150,395)			156,525

Sovereign Debt– 8.02%
Austria – 0.95%
Republic of Austria
#144A 4.00% 9/15/16	EUR	350,000	466,169
5.25% 1/4/11	EUR	143,000	201,435
			667,604
France – 0.79%
France Government O.A.T
4.00% 10/25/38	EUR	30,000	37,080
4.00% 4/25/55	EUR	420,000	515,356
			552,436
Germany – 0.50%
Deutschland Republic 6.25% 1/4/24	EUR	213,000	348,509
			348,509
Indonesia – 0.34%
Republic of Indonesia
10.00% 9/17/24	IDR	1,000,000,000	104,769
10.25% 7/15/22	IDR	625,000,000	67,401
10.25% 7/15/27	IDR	644,000,000	68,752
			240,922
Japan – 3.94%
Japan Government
5 yr Bond 1.50% 6/20/11	JPY	51,400,000	451,249
10 yr Bond
1.70% 3/20/17	JPY	26,700,000	232,536
1.90% 6/20/16	JPY	83,600,000	744,718
20 yr Bond
2.10% 12/20/26	JPY	42,000,000	362,551
2.30% 6/20/26	JPY	51,000,000	455,165
30 yr Bond 2.40% 3/20/37	JPY	35,100,000	307,038
CPI Linked Bond 0.80% 3/10/16	JPY	26,247,400	219,835
			2,773,092

Malaysia – 0.44%
Malaysian Government
3.756% 4/28/11	MYR	535,000	153,562
7.00% 3/15/09	MYR	509,000	152,736
			306,298
Mexico – 0.07%
Mexican Bonos
8.00% 12/17/15	MXN	360,000	32,990
10.00% 12/5/24	MXN	135,000	14,744
			47,734
Norway – 0.40%
Norwegian Government 6.50% 5/15/13	NOK	1,527,000	284,032
			284,032
Poland – 0.21%
Poland Government 6.25% 10/24/15	PLN	410,000	150,299
			150,299
Republic of Korea – 0.25%
Government of South Korea 4.25% 12/7/21	EUR	140,000	174,844
			174,844
United Kingdom – 0.13%
U.K. Treasury
5.00% 3/7/12	GBP	27,000	54,131
9.00% 7/12/11	GBP	17,000	38,685
			92,816
Total Sovereign Debt (cost $5,603,507)			5,638,586

Supranational Banks– 2.45%
Asia Development Bank 0.50% 10/9/12	AUD	199,000	119,974
European Investment Bank
1.40% 6/20/17	JPY	35,300,000	299,070
4.25% 12/7/10	GBP	173,000	333,631
4.75% 10/15/17	EUR	287,000	400,261
6.00% 7/15/09	NZD	182,000	123,426
Inter-American Development Bank
7.25% 5/24/12	NZD	199,000	137,865
9.00% 8/6/10	BRL	132,000	66,774
13.00% 6/20/08	ISK	4,400,000	68,599
International Bank for Reconstruction & Development 13.625% 5/9/17	TRY	40,000	30,211
Nordic Investment Bank 4.625% 7/30/10	NOK	870,000	146,543
Total Supranational Banks (cost $1,697,834)			1,726,354

		Number of
		Shares
Currency Options Purchased – 0.00%
Call USD 42,000, Put NZD 29,190 9/4/07			(155)
Call USD 281,000, Put JPY 32,174,500 9/4/07			(667)
Total Put Option (cost $-2,709)			(822)

Warrant– 0.00%
†#Solutia 144A, exercise price $7.59, expiration date 7/15/09		130	0
Total Warrant (cost $11,059)			0

		Principal
		Amount°
Repurchase Agreements – 3.82%
With BNP Paribas 5.05% 9/4/07
(dated 8/31/07, to be repurchased at $1,877,053,
collateralized by $498,000 U.S. Treasury Notes 2.625%
due 3/15/09, market value $492,941, $822,000
U.S. Treasury Notes 5.625% due 5/15/08, market value
$842,248 and $549,000 U.S. Treasury Notes 6.50%
due 2/15/10, market value $579,652)	USD	1,876,000	1,876,000
With UBS Warburg 5.02% 9/4/07
(dated 8/31/07, to be repurchased at $806,450,
collateralized by $812,000 U.S. Treasury Notes 4.875%
due 1/31/09, market value $823,328)		806,000	806,000

Total Repurchase Agreements (cost $2,682,000)		2,682,000

Total Value of Securities Before Securities Lending Collateral – 129.85%
(cost $80,896,643)		91,276,623

Securities Lending Collateral** – 4.48%
Investment Companies
Mellon GSL DBT II Collateral Fund	3,147,542	3,147,542
Total Securities Lending Collateral (cost $3,147,542)		3,147,542

Total Value of Securities – 134.33%
(cost $84,044,185)		94,424,165©

Obligation to Return Securities Lending Collateral** – (4.48%)		(3,147,542)

Borrowing Under Line of Credit – (32.72%)		(23,000,000)

Receivables and Other Assets Net of Liabilities (See Notes) – 2.87%		2,014,704
Net Assets Applicable to 5,463,746 Shares Outstanding – 100.00%		$70,291,327

°Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiah
ISK – Iceland Krona
JPY – Japanese Yen
MXN – Mexican Peso
MYR - Malaysia Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB - Russian Rubles
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar

*Fully or partially on loan.
**See Note 6 in “Notes.”
©Includes $3,043,673 of securities loaned.
•Variable rate security. The rate shown is the rate as of August 31, 2007.
†Non-income producing security for the period ended August 31, 2007.
‡Non-income producing security. Security is currently in default.
¶Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2007, the aggregate amount of fair valued securities equaled $160,239, which represented 0.23% of the Fund’s net assets. See Note 1 in "Notes."
PRestricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At August 31, 2007, the aggregate amount of the restricted securities equaled $0 or 0.00% of the Fund’s net assets. See Note 7 in “Notes.”
❖Securities have been classified by type of business.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2007, the aggregate amount of Rule 144A securities equaled $5,284,202 which represented 7.52% of the Fund’s net assets. See Note 7 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
@Illiquid security. At August 31, 2007, the aggregate amount of illiquid securities equaled $0, which represented 0.00% of the Fund’s net assets. See Note 7 in “Notes.”
«Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally; (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:
ADR – American Depositary Receipt
CPI – Consumer Price Index
FDR – Federal Depositary Receipt

O.A.T. – Obligation Assimilable au Tresor (Treasury Obligation)
PIK – Payment-in-kind
REIT – Real Estate Investment Trust
yr. – Year

The following foreign currency exchange contracts, foreign cross currency exchange contracts, and swap contracts were outstanding at August 31, 2007:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	196,292	NZD	(220,000)	9/28/07	$ 6,467
AUD	100,954	NZD	(118,000)	10/31/07	81
CAD	(297,260)	USD	276,000	9/17/07	(5,611)
CAD	223,038	USD	(213,086)	9/28/07	(1,735)
CAD	225,490	USD	(212,616)	10/31/07	1,162
EUR	(312,000)	JPY	50,413,584	9/14/07	10,862
EUR	204,576	USD	(276,000)	9/28/07	3,070
EUR	469,172	USD	(641,921)	10/31/07	(1,131)
EUR	208,000	JPY	(33,407,920)	9/14/07	(5,501)
EUR	434,227	GBP	(295,000)	10/31/07	(987)
EUR	220,000	JPY	(34,961,080)	9/18/07	(2,706)
EUR	51,000	ISK	(4,168,408)	9/28/07	2,282
EUR	230,000	ISK	(20,488,280)	9/10/07	(8,809)
EUR	405,763	NOK	(3,259,330)	10/31/07	(5,546)
EUR	59,512	NZD	(115,760)	10/31/07	461
EUR	177,000	PLN	(668,474)	9/14/07	2,924
EUR	91,000	TRY	(160,342)	9/10/07	1,023
GBP	316,965	USD	(637,803)	10/31/07	479
GBP	185,481	JPY	(42,342,000)	10/31/07	4,610
IDR	(2,596,875,000)	USD	273,834	10/31/07	(2,721)
JPY	32,142,185	USD	(281,000)	9/25/07	(2,440)
JPY	31,822,248	USD	(276,000)	9/28/07	(88)
JPY	121,210,847	USD	(1,056,000)	10/31/07	34
JPY	89,440	USD	(760)	9/13/07	14
JPY	(17,578,495)	EUR	112,278	10/31/07	198
JPY	1,256,275	USD	(10,741)	9/10/07	122
JPY	265,824	EUR	(3,620)	9/10/07	79
JPY	76,057,800	EUR	(490,000)	10/31/07	(6,593)
JPY	15,270,613	EUR	(97,648)	10/31/07	(324)
JPY	33,700,617	EUR	(216,819)	10/31/07	(2,517)
MXN	3,721	USD	(345)	9/5/07	(8)
MXN	(1,851,066)	USD	166,000	9/17/07	(1,651)
MXN	710,000	USD	(64,434)	7/24/08	(1,402)
MYR	(1,442,540)	USD	412,390	10/31/07	(1,152)
NOK	821,142	USD	(141,000)	10/31/07	16
NZD	(111,052)	USD	77,000	10/31/07	(533)
TRY	(136,594)	USD	105,376	9/28/07	1,280
SEK	787,193	EUR	(84,000)	10/31/07	(235)
					$(16,526)

Swap Contracts[2]
Credit Default Swap

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Appreciation
Protection Purchased:
CDX North America
High Yield Index 8.1	$50,000	2.75%	6/20/12	$419
				$419

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”
2 See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Global Dividend and Income Fund, Inc. (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, total return swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of Investments	$84,096,859
Aggregate unrealized appreciation	12,734,505
Aggregate unrealized depreciation	(2,407,199)
Net unrealized appreciation	$10,327,306

3. Line of Credit
The Fund has entered into a Line of Credit Agreement with JPMorgan Chase for $25,000,000 that expires on January 17, 2008. At August 31, 2007, the par value of loans outstanding was $23,000,000 at a variable interest rate of 5.735%. During the period ended August 31, 2007, the average daily balance of loans outstanding was $23,000,000 at a weighted average interest rate of approximately 5.76%. The maximum amount of loans outstanding at any time during the period was $23,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Schedule of Investments.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event , as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2007, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts.

Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement. For the period ended August 31, 2007, the Fund did not enter into any CDS contracts as a seller of protection.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At August 31, 2007, the value of the securities on loan was $3,043,673, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption “Securities Lending Collateral.”

7. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the period ended August 31, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Directors has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and Illiquid securities have been identified on the Schedule of Investments.

8. Change in Custodian
On August 9, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: